Investor Presentation May 2025 NASDAQ: KINS P&C Insurance Company Capitalizing on Unique Niche Market Opportunity to Achieve Profitable Growth

2 DISCLAIMER & FORWARD- LOOKING STATEMENTS This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors. The risks and uncertainties include, without limitation, the following: • the risk of significant losses from catastrophes and severe weather events; • risks related to the lack of a financial strength rating from A.M. Best; • risks related to limitations on the ability of our insurance subsidiary to pay dividends to us; • adverse capital, credit and financial market conditions; • risks related to volatility in net investment income; • the unavailability of reinsurance at current levels and prices; • the exposure to greater net insurance losses in the event of reduced reliance on reinsurance; • the credit risk of our reinsurers; • the inability to maintain the requisite amount of risk-based capital needed to grow our business; • the effects of climate change on the frequency or severity of weather events and wildfires; • risks related to the limited market area of our business; • risks related to a concentration of business in a limited number of producers; • legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators; • limitations with regard to our ability to pay dividends; • the effects of competition in our market areas; • our reliance on certain key personnel; • risks related to security breaches or other attacks involving our computer systems or those of our vendors; and • our reliance on information technology and information systems. Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

3 KINGSTONE OVERVIEW cccc Market Cap Core Direct Written Premium Policies- In-Force Financial Strength Rating: Kingstone is a northeast regional property and casualty insurance holding company whose principal operating subsidiary is Kingstone Insurance Company (“KICO”). KICO, a New York domiciled carrier writing business through 700+ licensed agents and brokers, is actively writing personal lines and commercial auto (livery physical damage only) insurance in New York. At March 31, 2025 Demotech: “A, Excellent” Stock Price*: $18.62 Shares Outstanding*: 13,759,292 Growth vs. Q1 2024+23% 77K “A” $256M 12,924,080 *Stock Price as of the close on May 6, 2025; Shares outstanding at March 31, 2025.

4 • Focusing on core business growth in Downstate NY • Core represents 96% of total policies at 3/31/2025. • Ranked by S&P as the 12th largest homeowners insurer in NY in 2024 with a market share of 2.1%. INVESTMENT HIGHLIGHTS Strong Position in Niche Markets Unprecedented Market Opportunity • Capitalizing on largest profitable growth opportunity in Company’s history due to competitor withdrawal from New York State. • Well-positioned for profitable growth. Low-cost, Highly-efficient Provider • In-house underwriting, information technology, claims, customer service and actuarial functions. • Enables greater control and efficiency. • Scalable operations. Conservative Reinsurance Program • Property Catastrophe Program. • Quota Share Treaties. • Per Risk, Excess of Loss (XOL) Treaties. Core Business refers to the Company’s New York policies.

5

BUSINESS OPERATIONS

2024 DIRECT PREMIUMS WRITTEN OF $242 MILLION

12TH LARGEST WRITER OF HOMEOWNERS INSURANCE IN THE STATE OF NEW YORK

FOUNDED IN 1886



91%
Personal Lines

8%
Livery Physical Damage

1%
Other

As of December 31, 2024 – based on policies-in-force

Personal lines: Largest line of business; consists of homeowners and dwelling fire multi-peril, cooperative/condominiums, renters, and personal umbrella policies.

Livery physical damage: For-hire vehicle physical damage only policies for livery and car service vehicles and taxicabs, primarily based in New York City. These policies insure only the physical damage portion of insurance for such vehicles, with no liability coverage included.

Other: Write canine legal liability policies and have a small participation in mandatory state joint underwriting associations.

6 CORE BUSINESS GROWTH Downstate New York refers to NYC, Long Island and Westchester County. Atlantic Ocean Long Island SoundWestchester Kingstone refers to its New York business as its “Core Business”. (Kings) (Richmond) Percentage of In-force Premium by County County 3/31/2025 Suffolk 44.5% Nassau 16.9% Kings 13.7% Queens 11.3% Richmond 6.0% Bronx 4.5% New York 0.7% Westchester 1.5% Other 0.9%

7 STRATEGIC & PROFITABLE GROWTH Priced right; Properly matching rate to risk; Insuring all properties at their current replacement cost; Effectively managing risk and protocols; and Operating at a highly efficient expense structure. I believe the current market changes present us with the greatest profitable growth opportunity that Kingstone has ever experienced! ”- Meryl Golden, CEO Underwriting Measures to Grow Profitability; We are… In July 2024, competing carriers exited New York State (or exiting the personal property market countrywide), representing >$200M market opportunity in Kingstone’s “Core Business” footprint. ” Core Business refers to the Company’s New York policies.

8 CORE VS NON-CORE PERSONAL LINES LOSS EXPERIENCE Core Business refers to the Company’s New York policies. Non-Core Business profitability has stabilized. Personal Lines Net Loss+ALAE Ratio 56.1% 55.8% 62.1% 77.7% 61.9% 69.8% 48.5% 51.0% 37.9% 28.7% 38.3% 60.2% 101.8% 121.9% 115.8% 137.4% 104.9% 119.8% 76.7% 101.3% 61.7% 48.2% 41.7% 26.7% 0% 20% 40% 60% 80% 100% 120% 140% 160% 2022Q2 2022Q3 2022Q4 2023Q1 2023Q2 2023Q3 2023Q4 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 PL Core PL Non-Core

9 Core HO 66% Core DF 21% PDO 8% Other 1% Non-Core 4% MIX OF BUSINESS BY POLICIES-IN-FORCE Core Business refers to the Company’s New York policies. 20252023 Core HO = Core Homeowners Core DF = Core Dwelling Fire Non-Core = Non-core Homeowners PDO = Livery Physical Damage Other = Personal Umbrella & Canine Legal Liability (87%) in Non-Core Business +11% in Core Business Maximizing profitable growth by capitalizing on favorable market conditions in Downstate New York. December 31, March 31, Core HO 54% Core DF 22% PDO 8% Other 1% Non-Core 14% Change in policies-in-force

10 DIRECT PREMIUMS WRITTEN* Strategically shrinking Non-Core Business due to profitability concerns. Expanding growth in the profitable Core Business in 2H2024 and into 2025, driven by a favorable competitive landscape in New York. *Direct premiums written is not based on GAAP and is defined and reconciled below to the most directly comparable GAAP measure. See “Definitions and Non-GAAP Measures”. Also see “2025 Guidance”. E = Estimated. Achieved NY Growth of +31% in FY2024 driven by an unprecedented market opportunity $201M $200M Further strategic non- renewal of Non- Core policies in 2024 Estimating NY Growth of +15% to +25% driven by growth in renewal premiums $242M $ in m ill io ns 2022 DPW NY New NY Renewal Other Non-Core 2023 DPW NY New NY Renewal Other Non-Core 2024 DPW NY New NY Renewal Other Non-Core 2025E DPW* $150 $170 $190 $210 $230 $250 $270 $290 $310 $330 $350

11 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 Core - Renewal CPI PRICING TRENDS Achieving significant price increases, ahead of inflation. Average Core Personal Lines Business Renewal Premium Increase of +18.7% in Q1’25 vs. Q1’24 Replacement cost was adjusted on every policy starting Q3 2022 so that the entire portfolio is insured to value

12 MANAGING REINSURANCE REQUIREMENTS Successfully managing reinsurance requirements and costs while controlling growth of total insurable value. 1 0 0 YR V er is k H u rr ic an e P ro b ab le M ax im u m C o st To tal In su rab le V alu e Cumulative Risk Adjusted Rate Change - Catastrophe XOL 2020 2021 2022 2023 2024 Guy Carpenter Index 1.00 1.06 1.22 1.65 1.55 Kingstone 1.00 0.99 1.16 1.37 1.13 $0 $10,000,000,000 $20,000,000,000 $30,000,000,000 $40,000,000,000 $50,000,000,000 $60,000,000,000 $70,000,000,000 $80,000,000,000 $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $400,000,000 February 2016 February 2017 February 2018 February 2019 February 2020 February 2021 February 2022 September 2023 December 2023 March 2024 June 2024 September 2024 December 2024 March 2025 100-Year Hurricane PML TIV

13 EXPENSE REDUCTION INITIATIVE • Net underwriting expense ratio remained stable compared to the prior year period at 31.3% for the first quarter of 2025, driven by disciplined expense management as earned premium outpaced higher expenses. 41.0% 36.0% 33.0% 31.3% $26.3 $26.7 $25.9 $25.7 $25.0 $27.5 $30.0 25.0% 30.0% 35.0% 40.0% 45.0% 2021 2022 2023 2024 31.3% 31.3% $9.0 $13.6 $0.0 $5.0 $10.0 $15.0 $20.0 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% Q1 2024 Q1 2025

14

KEY FINANCIAL METRICS

THREE MONTHS ENDED MARCH 31

+18%

DIRECT PREMIUMS WRITTEN GROWTH[1]

20.8%

ANNUALIZED RETURN ON EQUITY

Consolidated Financial Results			
($ in thousands, except per share data)	**2024**	**2023**	**Change**
Direct premiums written[1]	$58,175	$49,325	17.9%
Net premiums earned	$43,523	$28,820	51.0%
Net investment income	$2,049	$1,503	36.3%
Net (loss)/gain on investments	($138)	$726	*NM*
Underlying loss ratio[1]	62.1%	58.8%	3.3 pts
Net development of prior year losses	(1.4)%	(2.0)%	0.6 pts
Net loss ratio excluding the effect of catastrophes[1]	60.7%	56.8%	3.9 pts
Catastrophe loss ratio[1]	1.7%	5.2%	(3.5) pts
Net loss ratio	62.4%	62.0%	0.4 pts
Net underwriting expense ratio	31.3%	31.3%	– pts
Net combined ratio	93.7%	93.3%	0.4 pts
Adjusted EBITDA[1]	$4,256	$2,934	45.10%
Net Income	$3,883	$1,427	172.10%
Net Income per share - basic	$0.29	$0.13	123.10%
Return on equity - annualized	20.8%	16.4%	4.4 pts
Other comprehensive income/(loss)	$2,223	($440)	*NM*
Operating net income[1]	$2,439	$853	185.9%
Operating net income per share - basic[1]	$0.18	$0.08	125.0%
Operating return on equity[1] - annualized	13.1%	9.7%	3.4 pts
Book value per share - diluted	$5.57	$2.80	98.9%
Book value per share - diluted excluding AOCI	$6.24	$3.80	64.2%

[1]These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See "Definitions and Non-GAAP Measures".

NM = Not Meaningful

15 BALANCE SHEET OVERVIEW March 31, December 31, 2025 2024 Assets Total investments 225,869,300 208,617,941 Cash and cash equivalents 37,490,182 28,669,441 Premiums receivable, net 17,012,840 21,766,988 Reinsurance receivables, net 60,818,148 69,322,436 Deferred policy acquisition costs 24,400,992 24,732,371 Intangible assets 500,000 500,000 Property and equipment, net 7,889,564 9,283,970 Deferred income taxes, net 5,132,770 5,597,920 Other assets 6,325,444 6,424,776 Total assets $385,439,240 $374,915,843 Liabilities Loss and loss adjustment expense reserves $135,334,723 $126,210,428 Unearned premiums 132,231,352 134,701,733 Advance premiums 4,079,775 3,503,063 Reinsurance balances payable 5,815,948 10,509,121 Deferred ceding commission revenue 7,085,047 11,541,239 Accounts payable, accrued expenses and other liabilities 11,967,825 10,570,388 Income taxes payable 1,350,342 — Debt, net 5,364,265 11,171,420 Total liabilities 303,229,277 308,207,392 Total stockholders' equity 82,209,963 66,708,451 Total liabilities and stockholders' equity $385,439,240 $374,915,843

16 $1.5 $2.0 $- $0.5 $1.0 $1.5 $2.0 $2.5 Q1 2024 Q1 2025 Net Investment Income $ in millions INVESTMENT PORTFOLIO (as of 3/31/2025) • Outsourced portfolio management • High-quality portfolio provides consistent net investment income; • 83% of fixed income portfolio rated A, or higher, or held as U.S. Treasuries. • Average portfolio yield of 3.59%. • Effective duration of 4.5 years. Highlights 2.92% 3.20% 3.58% 3.68% 3.59% 2021 2022 2023 2024 Q1 2025 Average Market Yield A or Higher 83% BBB+ 10% BBB 6% ≤ BBB- or Non Rated 1% Fixed Portfolio Corporate 49% RBS & Other 34% Gov't 12% Preferred Stocks 3% Common Stock & ETFs 2% Estimated Fair Value

17 2025 GUIDANCE The Company reaffirms guidance for fiscal year 2025, calculated based on anticipated net premiums earned of ~$184 million, and is as follows: 1Kingstone refers to New York business as its "Core" business and business outside of New York as its "Non-Core" business. 2These measures are not based on GAAP and are defined and reconciled below to the most directly comparable GAAP measures. See “Definitions and Non-GAAP Measures”. The guidance provided above is based on information available as of May 8, 2025, and management's review of the anticipated financial results for 2025. Such guidance remains subject to change based on management's ongoing review of the Company's 2025 results and is a forward-looking statement (see “Disclaimer & Forward-Looking Statements on Slide #2). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission. 15% to 25% Core Business1 direct premiums written2 growth 81% to 85% Combined Ratio $1.90 to $2.30 Net Income Per Share – Basic $1.75 to $2.15 Net Income Per Share - Diluted 27% to 35% Return on Equity Common Stock Metrics Three months ended 2025E (shares in millions) March 31, 2025 Weighted average shares outstanding – basic 13.5 13.7 Weighted average shares outstanding – diluted 14.3 14.3 Total shares outstanding as of end of period – basic 13.8 13.8 Total shares outstanding as of end of period – diluted 14.8 14.8

18 EXECUTIVE MANAGEMENT TEAM Investor Relations Contact: Karin Daly Vice President The Equity Group Inc. kdaly@equityny.com Meryl S. Golden President & Chief Executive Officer

19 Direct premiums written represent the total premiums charged on policies issued by the Company during the respective fiscal period. Net premiums written are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company’s policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company’s performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company’s net premiums earned. Adjusted EBITDA is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, and stock-based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA. Management uses adjusted EBITDA along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income and does not reflect the Company’s overall profitability. Operating net income and basic operating net income per share is net income and basic income per share exclusive of net gains (losses) on investments and gain on sale of real estate, net of tax. Net income and basic net income per share are the GAAP measures most closely comparable to operating net income and basic operating net income per share. Management uses operating net income and basic operating net income per share along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate and may vary significantly between periods. Operating net income and basic operating net income per share are provided as supplemental information, not as a substitute for net income and basic net income per share and do not reflect the Company’s overall profitability. Operating net income and diluted operating net income per share is net income and diluted income per share exclusive of net gains (losses) on investments and gain on sale of real estate, net of tax. Net income and diluted net income per share are the GAAP measures most closely comparable to operating net income and diluted operating net income (loss) per share. Management uses operating net income and diluted operating net income per share along with other measures to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate and may vary significantly between periods. Operating net income and diluted operating net income per share are provided as supplemental information, not as a substitute for net income and diluted net income per share, and do not reflect the Company’s overall profitability. Operating return on equity is operating income divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity. Management uses operating return on equity, along with other measures, to gauge the Company’s performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company’s overall return on average common equity. Underlying loss ratio is a non-GAAP ratio, which is computed as the GAAP net loss ratio excluding the effect of prior year loss reserve development and catastrophe losses. Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company’s business that may be obscured by prior year loss reserve development and catastrophe losses. Catastrophe losses cause the Company’s loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company’s underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The underlying loss ratio should not be considered a substitute for the net loss ratio and does not reflect the Company’s net loss ratio. Net loss ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes on the net loss ratio. Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company’s business that may be obscured by catastrophe losses. Catastrophe losses cause the Company’s net loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company’s underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The net loss ratio excluding the effect of catastrophes should not be considered a substitute for the net loss ratio and does not reflect the Company’s net loss ratio. DEFINITIONS AND NON-GAAP MEASURES

20 RECONCILIATION OF DIRECT PREMIUMS WRITTEN TO NET PREMIUMS EARNED For the Three Months Ended March 31, % 2025 2024 Change (000’s except percentages) Direct Premiums Written Reconciliation: Direct premiums written $ 58,175 $ 49,325 17.9 % Ceded written premiums 2,834 (11,230) NM Net premiums written 61,009 38,095 60.1 Change in unearned premiums (17,486) (9,275) 88.5 Net premiums earned $ 43,523 $ 28,820 51.0%

21 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA For the Three Months Ended March 31, % 2025 2024 Change (000’s except percentages) Adjusted EBITDA Reconciliation: Net income $ 3,883 $ 1,427 172.1 % Interest expense 227 994 (77.2) Income tax expense 836 378 121.2 Depreciation and amortization 624 597 4.5 EBITDA 5,570 3,395 64.1 Loss on extinguishment of debt 175 — NM Net loss (gain) on investments 138 (726) NM Gain on sale of real estate (1,966) — NM Stock-based compensation 339 266 27.4 Adjusted EBITDA $ 4,256 $ 2,934 45.1% (Components may not sum due to rounding)

22 RECONCILIATION OF NET INCOME TO OPERATING NET INCOME AND BASIC NET INCOME PER SHARE TO BASIC OPERATING NET INCOME PER SHARE For the Three Months Ended March 31, 2025 March 31, 2024 Amount Basic income per common share Amount Basic income per common share (000’s except per common share amounts) Operating Net Income and Operating Net Income per Basic Common Share Reconciliation: Net income $ 3,883 $ 0.29 $ 1,427 $ 0.13 Net loss (gain) on investments 138 (726) (Gain) on sale of real estate (1,966) — Net loss (gain) on investments and (gain) on sale of real estate (1,828) (726) Less tax (expense) on net (gain) (384) (152) Net loss (gain) on investments and (gain) on sale of real estate, net of taxes (1,444) $ (0.11) (574) $ (0.05) Operating net income $ 2,439 $ 0.18 $ 853 $ 0.08 Weighted average basic shares outstanding 13,472,404 10,999,662 (Components may not sum due to rounding)

23 RECONCILIATION OF NET INCOME TO OPERATING NET INCOME AND DILUTED NET INCOME PER SHARE TO DILUTED OPERATING NET INCOME PER SHARE For the Three Months Ended March 31, 2025 March 31, 2024 Amount Diluted income per common share Amount Diluted income per common share (000’s except per common share amounts) Operating Net Income and Operating Net Income per Diluted Common Share Reconciliation: Net income $ 3,883 $ 0.27 $ 1,427 $ 0.12 Net loss (gain) on investments 138 (726) (Gain) on sale of real estate (1,966) — Net loss (gain) on investments and (gain) on sale of real estate (1,828) (726) Less tax (expense) on net (gain) (384) (152) Net loss (gain) on investments and (gain) on sale of real estate, net of taxes (1,444) $ (0.10) (574) $ (0.05) Operating net income $ 2,439 $ 0.17 $ 853 $ 0.07 Weighted average diluted shares outstanding 14,272,502 11,791,520 (Components may not sum due to rounding)

24 RECONCILIATION OF NET INCOME TO OPERATING NET INCOME AND RETURN ON EQUITY TO OPERATING RETURN ON EQUITY For the Three Months Ended March 31, 2025 2024 Change (000’s except percentages) Operating Net Income Reconciliation: Net income $ 3,883 $ 1,427 172.1% Net loss (gain) on investments 138 (726) NM (Gain) on sale of real estate (1,966) — NM Net loss (gain) on investments and (gain) on sale of real estate (1,828) (726) 151.8% Less tax (expense) on net (gain) (384) (152) 152.6% Net (gain) on investments and (gain) on sale of real estate, net of taxes (1,444) (574) 151.6% Operating net income $ 2,439 $ 853 185.9% Operating Return on Equity Reconciliation: Net income $ 3,883 $ 1,427 172.1% Average equity $ 74,459 $ 35,127 112.0% Return on equity 5.2% 4.1% 1.1pts Return on equity - annualized 20.8% 16.4% 4.4pts Net (gain) on investments and (gain) on sale of real estate, net of taxes $ (1,444) $ (574) 151.6% Average equity $ 74,459 $ 35,127 112.0% Effect of net (gain) on investments and (gain) on sale of real estate, net of taxes, on return on equity (1.9)% (1.6)% (0.3)pts Operating net income $ 2,439 $ 853 185.9% Operating net income - annualized $ 9,756 $ 3,412 185.9% Average equity $ 74,459 $ 35,127 112.0% Operating return on equity 3.3% 2.4% 0.9pts Operating return on equity - annualized 13.1% 9.7% 3.4pts (Components may not sum due to rounding)

25 RECONCILIATION OF THE UNDERLYING LOSS RATIO AND THE NET LOSS RATIO EXCLUDING THE EFFECT OF CATASTROPHES TO THE NET LOSS RATIO For the Three Months Ended March 31, 2025 2024 Percentage Point Change Underlying Loss Ratio Reconciliation: Underlying Loss Ratio 62.1% 58.8% 3.3 pts Effect of prior-year reserve development (1.4)% (2.0)% 0.6 pts Net loss ratio excluding the effect of catastrophes 60.7% 56.8% 3.9 pts Effect of catastrophes 1.7% 5.2% (3.5) pts Net loss ratio 62.4% 62.0% 0.4 pts (Components may not sum due to rounding)